UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2009

MIMEDX GROUP, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-52491	90-0300868
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Livingston Court, Suite B Marietta, GA	30076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 384-6720

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 19, 2009, the registrant’s wholly-owned subsidiary, MiMedx, Inc. (the “Company”), entered into a Sale and Purchase Agreement (the “Agreement”) with UPex Holdings, LLC (“UPex”), a design and distribution company that focuses on upper extremity orthopedic products. A copy of the Agreement is attached hereto as Exhibit 2.1and is incorporated herein by reference in its entirety. The transactions contemplated by the Agreement closed on October 19, 2009.

Pursuant to the Agreement, the Company sold and UPex purchased eight patent applications and the related intellectual property that comprised the Company’s upper extremities business, Level Orthopedics (the “Acquired Intellectual Property”). The purchase price for the Acquired Intellectual Property was up to $1,030,000, payable as follows: $300,000 cash paid at closing, $100,000 by the issuance at closing of a secured promissory note, and up to $630,000 in royalty obligations.

The Secured Promissory Note is payable in monthly installments of $5,000 plus accrued interest at the rate of 3% per annum, commencing January 1, 2010, and continuing until August 1, 2011. Payment of the note is secured by a security interest in the Acquired Intellectual Property in favor of the Company.

The Agreement also provides for monthly royalty payments equal to five percent (5%) of the gross revenue received by UPex, from any sale, license or other disposition of the Acquired Intellectual Property in the ordinary course of business or from any sale, license or other disposition of any product or device that embodies any of the Acquired Intellectual Property. Royalty payments are capped at $630,000.

In conjunction with the Agreement, UPex assumed and agreed to perform all duties and responsibilities of the Company under the Consulting Agreement dated September 21, 2007, as amended, between the Company and Thomas J. Graham, M.D.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The description in response to Item 1.01 is hereby incorporated by reference in its entirety to this item. Other than with respect to the transaction, neither the Company, nor any of its affiliates, nor any of its directors or officers nor any associate of any of its directors or officers has any material relationship with UPex.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
2.1	Sale and Purchase Agreement, dated October 19, 2009, between UPex Holdings, LLC and MiMedx, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

October 22, 2009	By: /s/ Michael J. Culumber
Michael J. Culumber, Chief Financial Officer

EXHIBIT INDEX

Number	Description
2.1	Sale and Purchase Agreement, dated October 19, 2009, between UPex Holdings, LLC and MiMedx, Inc.

4